DEFERRED AMOUNTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2012
DEFERRED AMOUNTS AND OTHER ASSETS
DEFERRED AMOUNTS AND OTHER ASSETS

12.       DEFERRED AMOUNTS AND OTHER ASSETS

December 31,	2012	2011
(millions of Canadian dollars)
Regulatory assets	1,284	1,000
Long-term portion of derivative assets (Note 22)	408	562
Affiliate long-term note receivable (Note 27)	182	194
Contractual receivables	303	288
Deferred financing costs	127	132
Other	318	324
	2,622	2,500

At December 31, 2012, deferred amounts of $265 million (2011 - $255 million) were subject to amortization and are presented net of accumulated amortization of $123 million (2011 - $106 million). Amortization expense for the year ended December 31, 2012 was $25 million (2011 - $20 million; 2010 - $20 million).